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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 11, 2001
                                 -------------


                                PROXYMED, INC.
                                --------------
            (Exact name of registrant as specified in its charter)



         Florida                     0-22052                     65-0202059
         -------                     -------                     ----------
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



  2555 Davie Road, Suite 110, Ft. Lauderdale, Florida             33317-7424
  ---------------------------------------------------             ----------
       (Address of principal executive offices)                   (Zip Code)



      Registrant's telephone number, including area code (954)  473-1001
                                                         ---------------
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Item 5. Other Events.

     On July 11, 2001, the Company held a teleconference call to report its financial and operating results for the quarter ended June 30, 2001. A transcript of the call, excluding questions from participants and answers from management, is attached. Additionally, the Company's press release dated July 10, 2001 reporting financial results for the three and six months ended June 30, 2001 is also attached.


Item 7. Financial Statements and Exhibits.


     (c) The following exhibits are included herein:

             Exhibit 99.1 - Transcript of second quarter 2001 financial results teleconference call held on July 11, 2001.

             Exhibit 99.2 Press Release dated July 10, 2001 reporting financial results for the three and six months ended June 30, 2001.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ProxyMed, Inc.



Date:  July 20, 2001                       /s/ Judson E. Schmid
       -------------                       --------------------
                                           Judson E. Schmid, Executive Vice
                                           President and Chief Financial Officer

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                               INDEX TO EXHIBITS



              EXHIBIT NUMBER                        DESCRIPTION
              --------------                        -----------
                    99.1 Transcript of second quarter 2001 financial results teleconference call held on July 11, 2001.

                    99.2 Press Release dated July 10, 2001 reporting financial results for the three and six months ended June 30, 2001.

                                       4